SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        First Clover Leaf Financial Corp.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         .......................................................................

         2) Aggregate number of securities to which transaction applies:

         .......................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         .......................................................................

         4) Proposed maximum aggregate value of transaction:

         .......................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

[LETTERHEAD OF FIRST CLOVER LEAF FINANCIAL CORP.]

April 20, 2007

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of First Clover Leaf Financial Corp. Our Annual Meeting will be held at Sunset Hills Country Club located at 2525 South State Route 157, Edwardsville, Illinois, at 4:00 p.m., Illinois time, on May 22, 2007.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Our directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2007, and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of First Clover Leaf Financial Corp. and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of the appointment of McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2007.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Dennis M. Terry

                                         Dennis M. Terry
                                         President and Chief Executive Officer

Edwardsville, Illinois
April 20, 2007

                        First Clover Leaf Financial Corp.
                                6814 Goshen Road
                          Edwardsville, Illinois 62025
                                 (618) 656-6122

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 22, 2007

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of First Clover Leaf Financial Corp. will be held at Sunset Hills Country Club located at 2525 South State Route 157, Edwardsville, Illinois, at 4:00 p.m., Illinois time, on May 22, 2007.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is being held so that stockholders may vote on the following matters:

         1.       The election of three directors of First Clover Leaf Financial
                  Corp.;

         2. The ratification of the appointment of McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2007; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 15, 2007 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Donna Brandmeyer

                                         Donna Brandmeyer
                                         Corporate Secretary
Edwardsville, Illinois
April 20, 2007

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 Proxy Statement
                                       of
                        First Clover Leaf Financial Corp.
                                6814 Goshen Road
                          Edwardsville, Illinois 62025
                                 (618) 656-6122

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on May 22, 2007

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Clover Leaf Financial Corp. to be used at our Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at Sunset Hills Country Club located at 2525 South State Route 157, Edwardsville, Illinois, at 4:00 p.m., Illinois time, on May 22, 2007, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 20, 2007.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Proxies may be revoked by sending written notice of revocation to our Secretary at our address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Holders of record of our common stock, par value $0.10 per share, as of the close of business on March 15, 2007 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, we had 9,074,031 shares of common stock issued and outstanding. The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

         In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

         As to the ratification of auditors, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of auditors must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

         In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by our Board of Directors.

         Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by our named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of our common stock.

                                               Amount of Shares         Percent of Shares
       Name and Address of                     Owned and Nature          of Common Stock
        Beneficial Owners                 of Beneficial Ownership (1)      Outstanding
--------------------------------------   ----------------------------   -----------------
Five percent stockholders:
--------------------------

Investors of America, Limited
  Partnership (2)
135 North Meramec
Clayton, Missouri  63105                            874,539                    9.6%

OZ Management, L.L.C. (3)
9 West 57th Street
39th Floor
New York, New York  10019                           750,540                     8.3

Directors and Executive Officers: (4)
-------------------------------------

Dennis M. Terry                                      58,363                       *
Joseph J. Gugger                                    508,673                     5.6
Robert W. Schwartz                                  215,212                     2.4
Gary D. Niebur(5)                                    24,468                       *
Gerard A. Schuetzenhofer(5)                          91,550                     1.0
Kenneth P. Highlander(5)                             83,000                       *
Lisa R. Fowler                                        4,701                       *
Darlene F. McDonald                                   3,059                       *
Dennis E. Ulrich                                      4,448                       *
Larry W. Mosby                                       49,400                       *
Joseph Helms                                        108,650                     1.2
Robert Richards                                      68,400                       *
Dean Pletcher                                        34,000                       *
Harry Gallatin                                       34,039                       *
Joseph Stevens                                       98,400                     1.1
Donald Engelke                                       20,760                       *
Nina Baird                                            2,330                       *
                                                  ---------                 ---------

All Directors and Executive Officers
as a Group (17 persons)                           1,409,453                   15.5%


-----------------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) Based on a Schedule 13G filed with the Securities and Exchange Commission on September 26, 2006.
(3) Based on a Schedule 13G filed jointly on July 21, 2006 by OZ Management, L.L.C., a Delaware limited liability company, Daniel S. Och, the senior managing member of OZ Management, L.L.C. and OZ Master Fund, Ltd., a Cayman Islands company. The 750,540 shares listed is presumed to include 640,540 shares owned by OZ Master Fund, Ltd., as reported in the jointly filed
     Schedule 13G.
(4) The business address of each director and executive officer is 6814 Goshen Road, Edwardsville, Illinois 62025.
(5) Messrs. Niebur, Schuetzenhofer and Highlander are not directors or executive officers of First Clover Leaf Financial Corp., but are directors of First Clover Leaf Bank.
*    Less than 1%.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Our Board of Directors is comprised of 11 members. Our bylaws provide, and the terms of our Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. Our directors are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting. Our Nominating Committee, which is comprised of all of our independent directors, has nominated Harry Gallatin, Dean Pletcher and Joseph J. Gugger to serve as directors for a three-year term. Each of these nominees is currently a member of the Board of Directors and has agreed to serve, if elected.

         The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

         The Board of Directors recommends a vote "FOR" each of the nominees listed in this Proxy Statement.

         The following table sets forth certain information regarding our directors.

                                        Age at                              Current Term    Director
            Name                   December 31, 2006        Position           Expires      Since(1)
--------------------------------   -----------------  --------------------  -------------  ----------
Nominees
--------

Harry Gallatin                            79                Director             2007         1980
Dean Pletcher                             72                Director             2007         1980
Joseph J. Gugger(2)                       57                Director             2007         2006

Directors Continuing in Office
------------------------------

Joseph Helms                              69          Chairman of the Board      2008         1972
Nina Baird                                79                Director             2008         1984
Donald Engelke                            43         Senior Vice President-      2008         2003
                                                      Residential Lending,
                                                            Director
Robert W. Schwartz(2)                     68                Director             2008         2006
Robert Richards                           82                Director             2009         1966
Larry W. Mosby                            65                Director             2009         1990
Joseph Stevens                            60                Director             2009         1990
Dennis E. Ulrich(2)                       53                Director             2009         2006

--------------------
     (1) Includes service on the Board of Directors of First Federal Savings & Loan Association of Edwardsville, the predecessor savings association subsidiary of First Clover Leaf Financial Corp.

     (2) Messrs. Gugger, Schwartz and Ulrich were appointed to the board of directors in connection with our acquisition of Clover Leaf Financial Corp. in July 2006.

         The Business Background of Our Directors and Executive Officers. The business experience for the past five years of each of our directors and executive officers is set forth below. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

         Directors

         Joseph Helms is Chairman of the Board of Directors. Dr. Helms is semi-retired. Prior to his retirement in 2002, Dr. Helms was a veterinarian at the Hawthorne Animal Hospital.

         Nina Baird is retired. Prior to her retirement, Ms. Baird served from 1981 through 2001, as the Edwardsville City Clerk, a full-time, elected position.

         Donald Engelke is Senior Vice President--Residential Lending. From 2001 through our July 2006 acquisition of Clover Leaf Financial Corp., in addition to his lending responsibilities, Mr. Engelke was our Chief Financial Officer. He has been employed by First Federal Savings and Loan Association of Edwardsville since 1985. Mr. Engelke was appointed as a director in 2003.

         Harry Gallatin is retired. Prior to his retirement in 1991, he served on the faculty and as a golf and basketball coach and Athletic Director at Southern Illinois University-Edwardsville.

         Joseph J. Gugger has served as a partner of Fastechnology LLC, an engineering company, since 1999; a partner of CBC LLC, a real estate company, since 1999; and as the owner of Gugger Group, Inc., a manufacturing and investment company, since 1993. Mr. Gugger was a member of the board of directors of Clover Leaf Financial Corp. and Clover Leaf Bank until their acquisition in July 2006 by First Clover Leaf Financial Corp.

         Larry W. Mosby is retired. Prior to his retirement on October 24, 2006, Mr. Mosby was our President and Chief Executive Officer.

         Dean Pletcher is retired. Prior to his retirement in 1996, Mr. Pletcher owned and operated Pletcher Funeral Home in Edwardsville, Illinois.

         Robert Richards is semi-retired from the Richards Brick Company, a brick manufacturing and distributing company, where he retains the title of President.

         Robert W. Schwartz is the President of Schwartz Ventures, Inc., a communications company founded by Mr. Schwartz. From 2003 until their acquisition by First Clover Leaf Financial Corp. in July 2006, Mr. Schwartz served as Chairman of the board of directors of Clover Leaf Financial Corp. and Clover Leaf Bank.

         Joseph Stevens is the owner of Market Basket Grocery and Garden Center, a retail business established in 1971.

         Dennis E. Ulrich is the managing principal of Scheffel and Company, P.C., a C.P.A. firm with offices in Edwardsville, Alton, Highland, Jerseyville and Carrollton, Illinois, where he has been employed since 1977. Mr. Ulrich was a member of the board of directors of Clover Leaf Financial Corp. and Clover Leaf Bank until their acquisition in July 2006 by First Clover Leaf Financial Corp.

         Executive Officers Who Are Not Directors

         Dennis M. Terry has served as our President and Chief Executive Officer since October 24, 2006 and was our Chief Operating Officer from July 2006, at the time of our acquisition of Clover Leaf Bank. Prior to July 2006, since 2000, Mr. Terry served as President and Chief Executive Officer of Clover Leaf Bank.

         Lisa R. Fowler has served as our Senior Vice President - Chief Lending Officer since our July 2006 acquisition of Clover Leaf Bank. Prior to July 2006, since June 2000, Ms. Fowler served as Senior Vice President of Clover Leaf Bank.

         Darlene F. McDonald has served as our Senior Vice President and Chief Financial Officer since our July 2006 acquisition of Clover Leaf Bank. Prior to July 2006, since 2000, Ms. McDonald served as Senior Vice President, Treasurer and Secretary of Clover Leaf Bank.

Meetings and Committees of the Board of Directors

         Our Board of Directors meets on a monthly basis and may hold additional special meetings. During the year ended December 31, 2006, the Board of Directors held 12 regular meetings and 10 special meetings. No member of the Board or any Board committee attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).

         Executive sessions of the independent directors of the board are held on a regularly scheduled basis.

         Our board committees include an Executive Committee, Compensation and Personnel Committee, Nominating Committee and an Audit Committee. The Board of Directors appoints all committee members.

Board Independence

         The Board of Directors has determined that each of our directors, with the exception of Mr. Mosby and Mr. Engelke, is "independent" as defined in the listing standards of the Nasdaq Stock Market. Mr. Engelke is not independent because he is one of our executive officers, and Mr. Mosby is not independent because, until his retirement on October 24, 2006, he was our President and Chief Executive Officer.

The Nominating Committee

         The Nominating Committee consists of directors Helms, Gallatin, Pletcher, Baird, Stevens, Gugger, Scwhartz, Ulrich and Richards, each of whom is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee. The Nominating Committee charter was attached to the 2005 annual proxy statement of First Federal Financial Services, Inc., the predecessor to First Clover Leaf Financial Corp., filed with the SEC on March 24, 2005. The Committee met one time during 2006.

         The functions of the Nominating Committee include the following:

         o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

         o to review and monitor compliance with the requirements for board independence; and

         o to review the committee structure and make recommendations to the Board regarding committee membership.

         The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         o        has personal and professional ethics and integrity;

         o        has had  experiences and  achievements  that have given him or
                  her  the  ability  to  exercise  and  develop  good   business
                  judgment;

         o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

         o is familiar with the communities in which we operate and/or is actively engaged in community activities;

         o is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

         o has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

         In addition, the Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Recommendation of Director Nominees by Stockholders

         The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. There have been no material changes to these procedures since they were previously disclosed in the proxy statement for our last annual meeting of stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by our stockholders. Stockholders may submit the names of qualified candidates for director by writing to the Corporate Secretary, at 6814 Goshen Road, Edwardsville, Illinois 62025. The Corporate Secretary must receive a submission not less than ninety
(90) days prior to the date of our proxy materials for the preceding year's annual meeting. The submission must include the following information:

         o the name and address of the stockholder as he or she appears on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

         o a statement of the candidate's business and educational experience;

         o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

         o a statement detailing any relationship between the candidate and us;

         o a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

         o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

         A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Other Matters" and "Stockholders Proposals."

         The committee did not receive any stockholder-recommended nominees for inclusion in this Proxy Statement, pursuant to our Bylaws.

Stockholder Communications with the Board

         Any of our stockholders who want to communicate with the Board of Directors or with any individual director can write to our Corporate Secretary, at 6814 Goshen Road, Edwardsville, Illinois 62025. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

         o forward the communication to the director or directors to whom it is addressed;

         o attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Conduct

         We have adopted a Code of Conduct that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. This Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. There were no amendments or waivers made to our Code of Conduct in 2006.

Attendance at Annual Meetings of Stockholders

         We do not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. All of the directors of First Federal Financial Services, Inc., the predecessor to First Clover Leaf Financial Corp., attended the 2006 annual meeting of stockholders of First Federal Financial Services, Inc.

Compensation and Personnel Committee and Determination of Executive Compensation

         The members of the Compensation and Personnel Committee are directors Helms, Gallatin, Schwartz, Niebur, Schuetzenhofer, Baird, Stevens and Richards, each of whom is independent. The committee is responsible for reviewing all compensation matters related to our employees. The Compensation and Personnel Committee met 4 times during the year ended December 31, 2006.

         The Compensation and Personnel Committee is appointed by the Chairman of the Board and is chaired by Nina Biard. The Chairman of the Board vested this Committee with the authority to review all personnel matters including salaries and benefits. There are no executive officers on this committee, nor did any participate in the determination of salaries for the executive officers.

         The role of the compensation committee is to review annually the compensation levels of the executive officers and directors and recommend compensation changes to the Board of Directors. It is intended that the executive compensation program will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders.

         In an effort to determine the current market salaries for our executive officers, the Committee recommended to the full Board that we engage a third-party consultant experienced in compensation matters. After deliberation, the Board determined to retain R.S.M. McGladrey to do a salary survey for the Executive Officers, and the Audit Committee executed the engagement letter to do the same.

         The consultant was instructed to determine the market salaries for the Executive Officers as based on survey information of similarly sized financial institutions in comparable markets.

         Director   compensation   was   determined  by  a  review  of  director
compensation being paid by other companies, including banks, in our market area.

Audit Committee

         Our Audit Committee consists of directors Ulrich (Chairman), Schwartz, Pletcher, and Schuetzenhofer each of whom is "independent" under the Nasdaq corporate governance listing standards and SEC Rule 10A-3. The Board has determined that Mr. Ulrich qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the SEC.

         The Audit Committee reviews the contents of and conclusions in audit reports prepared by our registered public accounting firm, reviews and approves the annual engagement of our registered public accounting firm, our audit policy, and reviews with management and our registered public accounting firm, our financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which was attached to the 2005 annual meeting proxy statement of First Federal Financial Services, Inc., the predecessor to First Clover Leaf Financial Corp., filed with the SEC on March 24, 2005. The Audit Committee met 3 times during the year ended December 31, 2006.

Audit Committee Report

         The Audit Committee has prepared the following report:

         As part of its ongoing activities, the Audit Committee has:

         o        Reviewed   and   discussed   with   management   our   audited
                  consolidated financial statements for the year ended December 31, 2006;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

         McGladrey & Pullen, LLP did not use the services of any persons other than its full-time permanent employees on its audit of our 2006 consolidated financial statements.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

                              The Audit Committee:
                           Dennis E. Ulrich (Chairman)
                                 Robert Schwartz
                              Gerald Schuetzenhofer
                                  Dean Pletcher

Section 16(a) Beneficial Ownership Reporting Compliance

         Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. Our executive officers and directors and beneficial owners of greater than 10% of our common stock ("10% beneficial owners") are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock. SEC rules require disclosure in our Proxy Statement and Annual Report on Form 10-KSB of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Gerard Schuetzenhofer, a former director of Clover Leaf Financial Corp. who became a director of First Clover Leaf Bank at the time of our acquisition of Clover Leaf Financial Corp. in July 2006, was late in filing a Form 3. Mr. Schuetzenhofer subsequently filed this report. Based on our review of ownership reports and management questionnaires, none of our other executive officers or directors failed to file these reports on a timely basis for 2006.

Executive Compensation

         The following table sets forth for the year ended December 31, 2006 certain information as to the total remuneration paid by us to Dennis M. Terry, who serves as our President and Chief Executive Officer, Larry W. Mosby, who, until his retirement on October 24, 2006, served as our President and Chief Executive Officer, and our two most highly compensated executive officers other than Messrs. Terry and Mosby (collectively, the "named executive officers"). For a narrative description of information included in this table, please see the discussion in this proxy statement below


                                 SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------
                                                                  All other
  Name and principal                                            compensation
       position               Year      Salary ($)   Bonus ($)       ($)       Total ($)
----------------------      ---------   ----------   ---------  -------------  ---------
Dennis M. Terry
President, Chief              2006(1)     76,000      10,000     20,359 (3)      96,260
Executive Officer

Larry W. Mosby (2)            2006        96,036      19,790     33,795 (4)     137,076

Donald B. Engelke,
Senior Vice President -       2006        95,000      16,726     33,351 (5)     132,976
Residential Lending

Lisa M. Fowler, Senior
Vice President - Chief        2006(6)     47,000       7,500      4,665 (7)      54,500
Lending Officer


(1) Compensation figures for Mr. Terry are for the period beginning July 10, 2006, the date of our acquisition of Clover Leaf Financial Corp. Mr. Terry became President and Chief Executive Officer on October 24, 2006. Prior to this, from July 10, 2006, Mr. Terry served as our Chief Operating Officer.
(2) Mr. Mosby was our President and Chief Executive Officer until his retirement on October 24, 2006.
(3) Includes director fees of $7,500; a car allowance of $2,760; and $10,099 in 401(k) contributions.
(4) Includes director fees of $21,250 and a profit sharing contribution of $12,545.
(5) Includes director fees of $21,250 and a profit sharing contribution of $12,101.
(6) Compensation figures for Mr. Fowler are for the period beginning July 10, 2006. Ms. Fowler became our Senior Vice President - Chief Lending Officer in July 2006, in connection with our acquisition of Clover Leaf Financial Corp. Prior to the acquisition, Ms. Fowler was a Senior Vice President of Clover Leaf Financial Corp.
(7)  Consists of 401(k) contributions.

         Employment Agreements. First Federal Savings & Loan Association of Edwardsville, our predecessor savings bank subsidiary, entered into an Amended and Restated Executive Employment Agreement, effective as of January 31, 2006, with Larry W. Mosby, our former President and Chief Executive Officer. The term of the agreement was through December 31, 2006. Under the agreement, Mr. Mosby served as our President and Chief Executive Officer until his retirement on October 24, 2006. From his retirement through December 31, 2006, Mr. Mosby provided consulting services to us. Under the agreement, Mr. Mosby's base salary was $96,036. In addition to the base salary, the agreement provided for participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provided for termination for cause at any time. The agreement provided that, following his termination of employment, Mr. Mosby would not compete with us for a period of one year.

         On February 21, 2007, both First Clover Leaf Financial Corp. and our wholly owned subsidiary savings bank, First Clover Leaf Bank (collectively, "First Clover Leaf"), entered into employment agreements with Dennis M. Terry, our President and Chief Executive Officer.

         The agreements have a term of 36 months from January 1, 2007. Commencing on January 1, 2008, and continuing on each January 1st thereafter, the agreements shall renew for an additional year such that the remaining term shall be 36 full calendar months provided, however, that the Board shall at least 60 days before each anniversary date conduct a comprehensive performance evaluation and review of the executive for purposes of determining whether to extend the agreement. If written notice of non-renewal is provided to the executive, the term of the agreements shall not be extended and the remaining term shall be 24 months from the anniversary date.

         Under the agreements, the base salary for Mr. Terry is $200,000, an increase from Mr. Terry's previous base salary of $152,000, which was the salary initially established for Mr. Terry at the time of the acquisition of Clover Leaf Financial Corp. The increase was based, in part, on the Board's consideration of a salary compensation study required under the agreements. Under the agreements, Mr. Terry also was paid $16,000 in a lump sum as a "catch up" payment based on the increase in his base salary.

         Under the agreements, Mr. Terry's base salary will be reviewed annually, and the base salary may be increased but not decreased. In addition to the base salary, the agreements provides for participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreements also provide Mr. Terry with an automobile allowance of not less than $460 per month.

         The agreements provide for termination by First Clover Leaf for cause at any time. Under the agreements, if Mr. Terry's employment is terminated for any reason other than cause, death, disability or in connection with a change in control, First Clover Leaf is obligated to pay a lump sum equal to the remaining amounts that Mr. Terry would have received under the agreements if he had continued employment through the remainder of the then-current term, including the maximum bonus or incentive awards, if any, that would be payable to Mr. Terry in each calendar year that ends during the term of the agreements, and the annual contributions or payments that would have been made on Mr. Terry's behalf in any employee benefit plan maintained by First Clover Leaf, as if Mr. Terry had continued his employment for the remainder of the term under the agreements. If his employment is terminated in connection with a change in control, we are obligated to pay Mr. Terry a lump sum equal to the total amount that Mr. Terry would have earned under the agreements if Mr. Terry had continued his employment for 36 months after the date of his termination of employment (regardless of the duration of the then-current term), including maximum bonus or incentive awards and contributions or payments made on Mr. Terry's behalf under any employee benefit plan, as stated above. In the event of Mr. Terry's disability for a period of six months, First Clover Leaf may terminate the agreements, provided that First Clover Leaf will be obligated to pay Mr. Terry his base salary for a period of one year following his termination of employment and 66 2/3% of his base salary each successive year until the earlier of his death, recovery from the disability or attainment of age 65. In the event of Mr. Terry's death during the term of the agreements, First Clover Leaf will pay his base salary to his named beneficiaries for one year following his date of death.

         The agreements provide that, following his termination of employment for reasons other than disability, change in control, or non-renewal of the agreement, Mr. Terry will not compete with First Clover Leaf Bank for a period of one year in any city or county in which First Clover Leaf Bank has an office or has filed an application for regulatory approval to establish an office, and will not solicit employees of First Clover Leaf Bank to leave the employ of the bank.

         We have entered into an employment agreement, effective January 1, 2006, with Donald Engelke, Senior Vice President-Residential Lending. The agreement has a term of 12 months. On each anniversary date, the agreement may be extended for an additional 12 months so that the remaining term is 12 months; provided, however, that the Board shall at least sixty (60) days before such Anniversary Date conduct a comprehensive performance evaluation and review of Mr. Engelke for purposes of determining whether to extend this agreement. . Under the agreement, the current base salary for Mr. Engelke is $95,000. The base salary may be increased but not decreased. In addition to the base salary, the agreement provides for participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination for cause at any time. Under the agreement, if Mr. Engelke's employment is terminated for any reason other than cause, death, disability or in connection with a change in control, we are obligated to pay Mr. Engelke's base salary for 12 months. If his employment is terminated in connection with a change in control, we are obligated to pay Mr. Engelke's base salary for 18 months. In the event of Mr. Engelke's disability for a period of six months, we may terminate the agreement provided that we will be obligated to pay him his base salary for the remainder of the term of the agreement. In the event of Mr. Engelke's death during the term of the agreement, we will pay his base salary to his named beneficiaries for the remaining term of the agreement.

         We have entered into employment agreements, effective July 10, 2006, the effective date of our acquisition of Clover Leaf Financial Corp., with Lisa Fowler, Senior Vice President - Chief Lending Officer and Darlene McDonald, Senior Vice President and Chief Financial Officer. The agreements have terms of 12 months. On each anniversary date, the agreement may be extended for an additional 12 months so that the remaining term is 12 months provided, however, that the Board shall at least sixty (60) days before such Anniversary Date conduct a comprehensive performance evaluation and review of the executive for purposes of determining whether to extend the agreement. Under the agreements, the base salary for Ms. Fowler is $94,000 and the base salary for Ms. McDonald is $91,000. The base salary may be increased but not decreased. In addition to the base salary, the agreements provide for participation in retirement plans and other employee and fringe benefits applicable to executive personnel. We may terminate the agreements for cause at any time.

         Under the agreements, if the executive's employment is terminated for any reason other than cause, death, disability or in connection with a change in control, we will be obligated to pay the executive the value of her base salary, bonus and benefits for 12 months. If the executive's employment is terminated in connection with a change in control, we will be obligated to pay the executive the value of her base salary, bonus and benefits for 18 months. In the event of the executive's disability for a period of six months, we may terminate the agreement provided that we will be obligated to pay her base salary for the remainder of the term of the agreement, reduced by any disability benefits paid to her pursuant to any disability insurance program maintained by us. In the event of the executive's death during the term of the agreement, we will pay her base salary to her named beneficiaries for the remaining term of the agreement. The agreement provides that, following termination of the executive's employment for reasons other than disability, change in control, or non-renewal of the agreement, the executive will not for a period of two (2) years solicit any of the employees of the Company to leave their employment with the Company, or solicit the business of any customers or clients of the Company.

         Insurance Plan. We provide our full-time officers and employees with health and life insurance through ADP Total Source.

         Bonus Plan. Through June 30, 2006 we maintained a Bonus Plan that was a non-tax qualified plan available to all former employees of First Federal Savings and Loan Association of Edwardsville. Under the Plan, we distributed 5% of our annual pre-tax earnings to all employees, based upon an employee's years of service and salary level. In 2006, we distributed in the aggregate $58,224 under the Bonus Plan to our employees. We have not at this time determined the details of the plan that is expected to replace this former plan.

         Profit Sharing Plan. Through the end of 2006, we maintained a profit sharing plan (the "Profit Sharing Plan"), which is a qualified, tax-exempt profit sharing plan with a salary-deferral feature under Section 401(k) of the Internal Revenue Code. All employees who had completed one year of employment during which they worked at least 1,000 hours were eligible to participate.

         Under the Profit Sharing Plan, participants were permitted to make salary reduction contributions up to the maximum percentage of compensation and dollar amounts permissible under the Internal Revenue Code. In addition, we made a contribution of 15% of each eligible participant's compensation to such participant's account under the profit sharing portion of the plan. Of the 15% contribution, 10% was discretionary and 5% was guaranteed under the terms of the Profit Sharing Plan. To receive an allocation of the profit sharing contribution, a participant was required to be employed on the last day of the plan year. All employee contributions and earnings thereon are fully and immediately vested. All of our profit sharing contributions vest over a six-year period, at the rate of 20% per year, commencing upon completion of two years of service. Participants will also vest in our profit sharing contributions upon the attainment of retirement age, death or disability, regardless of their years of service. Plan benefits will be paid to each participant in either a lump sum payment in cash or in installments. At December 31, 2006, the market value of the Profit Sharing Plan trust fund was approximately $4,069,000. This plan was terminated at December 31, 2006 and was replaced with a 401(k) plan and profit sharing defined contribution plan covering substantially all of our employees. The contribution to the plan for the profit sharing contribution is determined by the Board of Directors and is currently set at 6% of gross earnings. The 401(k) component of the plan allows participants to defer a portion of their compensation to 50%. Such deferral accumulates on a tax deferred basis until the employee withdraws the funds. We match the employee contributions for the 401k plan up to 2% of compensation.

Stock Benefit Plans

         Employee Stock Ownership Plan and Trust. First Clover Leaf Bank maintains an employee stock ownership plan. Employees who are at least 21 years old with at least one year of employment with us are eligible to participate. The former Clover Leaf Bank employees became eligible to participate in the employee stock ownership plan on January 1, 2007. The employee stock ownership plan trust borrowed funds from First Federal Financial Services, Inc., our predecessor, and used those funds to purchase 88,201 shares of First Federal Financial Services, Inc.'s common stock in the July 2004 initial stock offering. The shares held in the ESOP were converted into shares of our common stock pursuant to the second-step conversion that was consummated in July 2006. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan is being repaid principally from our discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a floating rate equal to the prime rate. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

         Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service, with credit given to participants for years of credited service with First Federal Savings and Loan Association of Edwardsville, our predecessor saving bank subsidiary, prior to the adoption of the plan. A participant's interest in his account under the plan will also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock and/or cash. Our contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.

         We have no equity-based benefit plans that were not approved by stockholders.

Directors' Compensation

         The following table sets forth for the year ended December 31, 2006 certain information as to the total remuneration we paid to our directors other than Messrs. Mosby and Engelke. Compensation paid to Messrs. Mosby and Engelke for their services as directors is included in "Executive Compensation--Summary Compensation Table."

                                        Fees earned or paid
        Name                                in cash ($)              Total ($)
----------------------                  -------------------        -------------
Joseph J. Gugger                               14,900                 14,900
Robert W. Schwartz                             14,700                 14,700
Dennis E. Ulrich                               14,700                 14,700
Joseph Helms                                   27,800                 27,800
Robert Richards                                23,250                 23,250
Dean Pletcher                                  23,900                 23,900
Harry Gallatin                                 23,850                 23,850
Joseph Stevens                                 23,700                 23,700

Director Compensation

         We pay no fees for service on the Board of Directors or Board committees. However, each of the individuals who currently serves as one of our directors also serves as a director of First Clover Leaf Bank and earns fees in that capacity. First Clover Leaf Bank pays the Chairman of the Board a fee of $1,500 for each scheduled meeting. Each other director receives a fee of $1,250 for each scheduled meeting. First Clover Leaf Bank pays each non-employee Board member $100 for attendance at meetings of the Loan Committee, and $200 per quarter for attendance at meetings of the Audit Committee. First Clover Leaf Bank paid fees totaling $166,800 to the eight board members of First Clover Leaf Financial Corp. who sit on the board of First Clover Leaf Bank for the year ended December 31, 2006.

Related Party Transactions

         In the ordinary course of business, First Clover Leaf Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as comparable loans to other borrowers. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan, for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to First Clover Leaf Bank. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to First Clover Leaf Financial Corp.'s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Audit Committee of our Board of Directors has approved the engagement of McGladrey & Pullen, LLP to serve as our independent auditors for the year ending December 31, 2007. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

         At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the year ending December 31, 2007. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         Audit Fees. The aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP for the audit of our annual financial statements and for the review of our Forms 10-QSB were $143,047 and $70,903 for 2006 and 2005, respectively. Audit fees in 2006 included $88,431 in fees for work in connection with our second-step stock offering and simultaneous acquisition of Clover Leaf Financial Corp.

         Audit-Related Fees. The aggregate fees billed for professional services by McGladrey & Pullen, LLP that were reasonably related to the performance of the audit were $0 and $0 for 2006 and 2005, respectively.

         Tax Fees. The aggregate fees billed for professional services by RSM McGladrey, Inc., an affiliate of McGladrey & Pullen, LLP, for tax services were $0 and $0 for 2006 and 2005, respectively.

         All Other Fees. The aggregate fees billed for professional services rendered for us by McGladrey & Pullen, LLP for service other than those listed above were $16,759 and $0 for 2006 and 2005, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

         The Audit Committee has considered whether the provision of non-audit services by RSM McGladrey, an affiliate of McGladrey & Pullen, LLP, relating primarily to corporate income taxes, is compatible with maintaining the independence of McGladrey & Pullen, LLP. The Audit Committee concluded that performing such services would not affect the independence of McGladrey & Pullen, LLP in performing its function as auditor of the Company.

         In order to ratify the selection of McGladrey & Pullen, LLP as the auditors for 2007, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of McGladrey & Pullen, LLP as auditors for our 2007 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in our proxy materials for next year's Annual Meeting of Stockholders, we must receive any stockholder proposal to take action at such meeting at our executive office, 6814 Goshen Road, Edwardsville, Illinois, no later than November 30, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

         Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to our Secretary not less than ninety (90) days prior to the date of our proxy materials for the preceding year's annual meeting; provided, however, that if the date of the annual meeting is advanced more than twenty (20) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (A) the 90th day prior to the date of such annual meeting or (B) the tenth day following the first to occur of (i) the day on which notice of the date of the annual meeting was mailed or otherwise transmitted or (ii) the day on which we first make public announcement of the date of the annual meeting. The notice must include the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

         Advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be given to us no later than January 20, 2008. The date on which the 2008 Annual Meeting of Stockholders is expected to be held is May 27, 2008.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------


         We will bear the cost of solicitation of proxies and we will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without additional compensation.

         AN ANNUAL REPORT CONTAINING  CONSOLIDATED  FINANCIAL  STATEMENTS AT AND
FOR THE PERIOD ENDED DECEMBER 31, 2006 IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 6814 GOSHEN ROAD, EDWARDSVILLE, ILLINOIS 62025, ATTENTION: CORPORATE SECRETARY.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Joseph Helms

                                             Joseph Helms
                                             Chairman of the Board
Edwardsville, Illinois
April 20, 2007

                                 REVOCABLE PROXY

                        FIRST CLOVER LEAF FINANCIALCORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 22, 2007

         The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of First Clover Leaf Financial Corp. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Sunset Hills Country Club located at 2525 South State Route 157, Edwardsville, Illinois 62025, on May 22, 2007 at 4:00 p.m., Illinois Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                   FOR       WITHHELD
1.       The  election as  Directors  of the       [_]         [_]
         nominees listed below each to serve
         for a three-year term.

            Harry Gallatin
            Dean Pletcher
            Joseph J. Gugger

            INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

            ----------------------------------

            ----------------------------------

                                                   FOR       AGAINST     ABSTAIN
2.       The ratification of the appointment       [_]         [_]         [_]
         of  McGladrey & Pullen,  LLP as the
         Company's  independent  auditor for
         the year ending December 31, 2007.

         The Board of Directors recommends a vote "FOR" each of the listed proposals.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 20, 2007 and audited financial statements.

Dated:                                     [_] Check Box if You Plan
         -----------------------               to Attend Annual Meeting


--------------------------------            ------------------------------------
PRINT NAME OF SHAREHOLDER                   PRINT NAME OF SHAREHOLDER



--------------------------------            ------------------------------------
SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.